EXHIBIT 10.12

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

First Amendment to Restated License Agreement

This First Amendment (hereafter, the “First Amendment”) amends the Restated License Agreement dated April 6, 2010 (the “Agreement”) between Fate Therapeutics (Canada) Inc. (successor to Verio Therapeutics, Inc. and herein referred to as “Fate Canada” or “Licensee”) and the Ottawa Hospital Research Institute (“OHRI” or “Licensor”), and shall be effective as of February 14, 2012 (the “First Amendment Date”). Licensee and Licensor shall each individually be referred to as a “Party”, and shall be referred to together as the “Parties”.

All capitalized terms that are used in this Amendment and not defined herein shall have the meanings ascribed to them in the Agreement. Except as specifically modified by this Amendment, the Parties hereto agree that all of the terms and conditions set forth in the Agreement remain in full force and effect.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree, and amend the Agreement, as follows:

1.	Amendment to “Effective Date” of the Agreement

Section 1.1 of the Agreement is amended to replace the definition of “Effective Date” in its entirety with the following:

“Effective Date” of this Agreement shall mean April 6, 2010.’”

The Parties hereby acknowledge and agree that all references in the Agreement to the Effective Date refer to April 6, 2010.

2.	Amendment to Exhibit ‘A” of the Agreement

Exhibit “A” of the Agreement is replaced in its entirety with “Amended Exhibit A” attached to this Amendment, which adds [***] to the list of Licensed Patents/Licensed Technology under the Agreement and updates the status of the Licensed Patents/Licensed Technology.

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

3.	Amendment to Section 4.3 of the Agreement

Section 4.3 of the Agreement is amended to provide in its entirety as follows:

“Within thirty days of the First Amendment Date, Licensee shall pay to Licensor an initial license maintenance fee (the “Initial License Maintenance Fee”) of [***] dollars Canadian ($[***] Cdn). The parties agree and acknowledge that this Initial License Maintenance Fee represents the total license maintenance fees due for the period from January 2010 to December 2011. Commencing on the First Amendment Date, Licensee shall thereafter pay to Licensor an annual license maintenance fee (the “Annual License Maintenance Fee”) of [***] dollars Canadian ($[***] Cdn) for each calendar year this Agreement is in effect. Any Annual License Maintenance Fee payment due shall be paid with Licensee’s final earned royalty report and payment for the appropriate calendar year, and shall be due within 30 days of the end of the calendar year for which such payment is due. All Annual License Maintenance Fee payments will be fully creditable towards earned royalties, milestone payments and sublicensing revenue payments only for the specific year in which the Annual License Maintenance Fee is due.”

4.	Amendment to Section 5.1 of the Agreement

Section 5.1 of the Agreement is amended to provide in its entirety as follows:

“Unless otherwise specified in this Agreement, including Section 4.3 above, all amounts due Licensor shall be paid quarterly within thirty (30) days following the end of the Calendar Quarter in which an applicable milestone is achieved under Section 4.4 or sublicensing revenue is received under Section 4.5, or otherwise based on Net Sales for such Calendar Quarter.”

5.	Amendment to Section 5.4 of the Agreement

The following sentence is added as the last sentence of Section 5.4 of the Agreement:

“Notwithstanding the foregoing, the Parties agree that, until such time as the first payment is due under Section 5.1 of the Agreement, in lieu of submitting a quarterly written report stating that no payment is due to Licensor, Licensee may state in the annual written progress reports due under Section 6.1 that no Net Sales were invoiced, billed, or received, and no funds are due to Licensor.”

6.	Amendments to Article 6 of the Agreement

(a) Section 6.1 of the Agreement is amended to replace the second full paragraph of Section 6.1 with the following:

“In addition, Licensee will use commercially reasonable efforts to commercialize and market all Licensed Products as soon as practicable in accordance with the terms of a development plan prepared by Licensee within ninety (90) days of the Effective Date of the Agreement. Licensee

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission will provide Licensor with annual written development reports, due within ninety (90) days of the end of each calendar year, which shall include (i) an update of the development plan, (ii) clear and comprehensive documentation of its investment in the development of Licensed Products, and (iii) a progress report outlining the development, evaluation, testing, and commercialization of all Licensed Products.”

(b) Article 6 of the Agreement is amended by the addition of new Section 6.2 as follows:

“6.2 Notwithstanding the foregoing Section 6.1, the Parties agree that for all patent applications added to the Licensed Patents/Licensed Technology after the Effective Date of the Agreement, the applicable timeline for each Benchmark with respect to such added patent application shall be based on the date that such patent application is added to the Licensed Patents/ Licensed Technology, rather than the Effective Date of the Agreement.”

7.	Miscellaneous

(a) Survival. Each of the Parties hereto acknowledges that all terms and conditions of the Agreement remain in full force and effect, as modified by this First Amendment.

(b) Entire Agreement. The Agreement, together with this First Amendment, shall be read and construed as a single instrument. The Agreement and this First Amendment (including the revised Exhibit A attached hereto), constitute the entire agreement and understanding between Licensor and Licensee relating to the subject hereof. No verbal agreement, conversation or representation between any officers, agents, or employees of the Parties hereto either before or after the execution of the Agreement or this First Amendment shall affect or modify any of the terms or obligations therein or herein contained. Any further amendment to the terms of the Agreement or this First Amendment shall be made in writing and signed on behalf of each Party by a duly authorized officer.

(c) Further Assurances. Each Party covenants that at any time, and from time to time, after the First Amendment Date, it will execute such additional instruments and take such actions as may be reasonably requested by the other Party to confirm or perfect or otherwise to carry out the intent and purposes of this First Amendment.

(d) Successors and Permitted Assigns. This First Amendment shall enure to the benefit of and be binding upon the successors, the Parties and their respective successors and permitted assigns.

(e) Counterparts. This First Amendment may be executed in any number of counterparts or by facsimile transmission, provided that the Party providing its signature in such manner shall promptly forward to the other Party an original of the executed copy, with the same effect as if the Parties had signed one original copy of this agreement. All counterparts shall be construed as if they constituted one and the same original document.

(f) Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in that Province.

(g) Dispute Resolution. If any dispute arises under this First Amendment, such dispute shall be settled in accordance with the dispute resolution procedures contained in Article 12 of the Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment which takes effect as of the First Amendment Date.

OTTAWA HOSPITAL RESEARCH INSTITUTE		FATE THERAPEUTICS (CANADA) INC.

Per:	/s/ Marisa Akow	Per:	/s/ Scott Wolchko

Name:	Marisa Akow	Name:	Scott Wolchko

Title:	Director, Research Administration	Title:	CFO

Date:	17 Feb 2012	Date:	14 Feb 2012

Amended Exhibit A

Licensed Technology/Licensed Patents

[***]

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission